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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                     FORM 8-K
                                  CURRENT REPORT





                 PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                               EXCHANGE ACT OF 1934



      DATE OF REPORT (Date of Earliest Event Reported):  February 1, 2002




                        ORRSTOWN FINANCIAL SERVICES, INC.
                ----------------------------------------------------
               (Exact name of registrant as specified in its charter)


                                  PENNSYLVANIA
                  --------------------------------------------
                 (State or other jurisdiction of incorporation)


               33-18888                               23-2530374
               --------                               ----------
      (Commission file number)                     (IRS employer ID)



  77 East King Street, Shippensburg, PA                  17257
  --------------------------------------               ----------
 (Address of principal executive office)               (Zip Code)



        Registrant's telephone number, including area code (717) 532-6114



                                      NONE
                                      ----
      (Former name, address and fiscal year, if changed since last report.)




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Item 5.  Other Events and Regulation FD Disclosure.

         Effective February 1, 2002, the Company has suspended the Voluntary Cash Contribution investment option under the Company's Stockholder Dividend Reinvestment and Stock Purchase Plan (the "Plan"). Accordingly, beginning February 1, 2002, Plan participants will no longer be permitted to make voluntary cash contributions for the purchase of additional stock under the Plan. A copy of the notice to Plan participants announcing the change is filed herewith as Exhibit 99 and is incorporated herein by reference.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

      (c)  Exhibits

             99 Notice to Orrstown Financial Services, Inc. Stockholder Dividend Reinvestment and Stock Purchase Plan participants dated January 24, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        Orrstown Financial Services, Inc.




Date:    February 1, 2002                /s/ Kenneth R. Shoemaker
                                        ------------------------------------
                                        Kenneth R. Shoemaker, President and
                                        Chief Executive Officer


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EXHIBIT INDEX

Exhibit No.             Description
-----------             ------------------------

   99 Notice to Orrstown Financial Services, Inc. Stockholder Dividend Reinvestment and Stock Purchase Plan participants dated January 24, 2002.